AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2017


                                                                                                  PARENT'S
                                                 STATE OF    STATE OF                 NUMBER OF  PERCENT OF     COMMENTS
                                    TYPE OF     INCORP. OR   PRINCIPAL     FEDERAL     SHARES    OWNERSHIP     (E.G., BASIS
                                   SUBSIDIARY    DOMICILE    OPERATION    TAX ID #     OWNED     OR CONTROL    OF CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                 DE          NY       13-3623351
 (Notes 1 & 2)**
------------------------------------------------------------------------------------------------------------------------------------
 787 Holdings, LLC                      HCO         DE          NY      See Note 19                 100.00%
 -----------------------------------------------------------------------------------------------------------------------------------
 1285 Holdings, LLC                     HCO         DE          NY       46-1106388           -     100.00%
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA Strategic                      Investment      DE          NY       47-2605009                 100.00%
  Ventures US, LLC
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA Equitable Financial
   Services, LLC
  (Notes 2 & 16)                                    DE          NY       52-2197822           -     100.00%
 -----------------------------------------------------------------------------------------------------------------------------------
   AXA RE Arizona Company           Insurance      Arizona    Arizona    14-1903564     250,000     100.00%        NAIC # 14355
   ---------------------------------------------------------------------------------------------------------------------------------
   AXA Distribution Holding
   Corporation  (Note 2)                            DE          NY       13-4078005       1,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Advisors, LLC
       (Note 5)                                     DE          NY       13-4071393           -     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Network, LLC
       (Note 6)                      Operating      DE          NY       06-1555494           -     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
        AXA Network of Puerto
          Rico, Inc.                 Operating      P.R.       P.R.      66-0577477                 100.00%
        ----------------------------------------------------------------------------------------------------------------------------
      PlanConnect, LLC               Operating      DE          NY       27-1540220                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life Insurance
     Company (Note 2 & 9)*           Insurance      NY          NY       13-5570651   2,000,000     100.00%   NAIC # 62944; General
                                                                                                               Partner of Equitable
                                                                                                                  Managed Asset
   ---------------------------------------------------------------------------------------------------------------------------------
      ACMC, LLC (Note 4)                HCO         DE          NY       13-2677213   5,000,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Funds
        Management Group LLC         Operating      DE          NY       27-5373651                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Broad Vista Partners, LLC      Investment     DE          NY       81-3019204           -      70.00%   70% by AXA Equitable
                                                                                                              & 30% by AXA France
      ------------------------------------------------------------------------------------------------------------------------------
      Long Creek Club Partners, LLC  Investment     DE          NY       81-4093983                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
        (Notes 3 & 4)                   HCO         NY          NY       22-2766036           -     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
        See Attached Listing A
        ----------------------------------------------------------------------------------------------------------------------------
      Equitable Managed
        Assets, L.P.                 Investment     DE          NY       13-3385080           -           -   General Partner of
                                                                                                              Equitable Deal
                                                                                                              Flow Fund
      ------------------------------------------------------------------------------------------------------------------------------
      EVSA, Inc.                     Investment     DE          PA       23-2671508          50     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Real Estate Partnership
        Equities (various)           Investment     **                            -           -          -       **
      ------------------------------------------------------------------------------------------------------------------------------
      Separate Account 166, LLC      Investment     DE          NY       47-4180335                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life and Annuity
     Company* (Note 10,17 & 18)      Insurance    Colorado   Colorado    13-3198083                 100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   MONY International
     Holdings, LLC                      HCO         DE          NY       13-3790446                 100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      MONY International Life
        Insurance Co. Seguros de
        Vida S.A.*                   Insurance    Argentina   Argentina  98-0157781                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Financial Resources of
        the Americas Limited         Insurance     Jamaica    Jamaica                                99.00%
      ------------------------------------------------------------------------------------------------------------------------------
      MBT, Ltd.                      Operating     Cayman     Cayman     98-0152047         633     100.00%
                                                   Islands    Islands                                           79% by MONY Int'l
                                                                                                              Holdings & 21% by MONY
                                                                                                               Financial Resources
      ------------------------------------------------------------------------------------------------------------------------------
        MONY Consultoria e
          Corretagem de Seguros
          Ltda.                      Operating     Brazil    Brazil                                  99.00%
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance
          Company of the
          Americas, Ltd.*            Insurance     Cayman     Cayman     98-0152046      30,240     100.00%
                                                   Islands    Islands
        ----------------------------------------------------------------------------------------------------------------------------
   MONY Life Insurance Company
     of America*                     Insurance      AZ          NY       86-0222062                 100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   U.S. Financial Life Insurance
     Company*                        Insurance      OH          OH       38-2046096     405,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   MONY Financial Services, Inc.        HCO         DE          NY       11-3722370       1,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      Financial Marketing
        Agency, Inc.                 Operating      OH          OH       31-1465146          99      99.00%
      ------------------------------------------------------------------------------------------------------------------------------
      1740 Advisers, Inc.            Operating      NY          NY       13-2645490      14,600     100.00%
      ------------------------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2017

      * Affiliated Insurer

     ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

    *** All subsidiaries are corporations, except as otherwise noted.

        1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

        2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
              Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.

              Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.

              Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

              Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

        3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

        4. In October 1999, AllianceBernstein Holding L.P.
           ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

           As of March 31, 2017 AXF and AFS's subsidiaries own 45.79% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

               AXF, held directly 43,032,758 AllianceBernstein Units (15.85%), ACMC, LLC. owns 74,406,933 AllianceBernstein Units (27.41%), and MLOA owns 2,587,472 (.95%) of AllianceBernstein Units

           AllianceBernstein Corporation also own a 1.04% general partnership interest in AllianceBernstein L.P.

           In addition, ACMC, LLC. own 1,444,356 units (0.54%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

        5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

        6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

        7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

        8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

        9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

       10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

       11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

       12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

       12. Effective May 26, 2005, Matrix Private Equities was sold.

       13. Effective December 2, 2005, Advest Group was sold.

       14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

       15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

       16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

       17. Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

       18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

       19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.

           For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

       20. Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.

       21. Effective December 15, 2014, AXA Strategic Ventures US, LLC. was formed.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2017

 Dissolved or  - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
 Merged          sold to Credit Suisse Group.
               - 100 Federal Street Funding Corporation was dissolved August
                 31, 1998.
               - 100 Federal Street Realty Corporation was dissolved
                 December 20, 2001.
               - CCMI Corp. was dissolved on October 7, 1999.
               - ELAS Realty, Inc. was dissolved January 29, 2002.
               - EML Associates, L.P. was dissolved March 27, 2001.
               - EQ Services, Inc. was dissolved May 11, 2001.
               - Equitable BJVS, Inc. was dissolved October 3, 1999.
               - Equitable Capital Management Corp. became ECMC, LLC on
                 November 30, 1999.
               - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
               - Equitable JVS II, Inc. was dissolved December 4, 1996
               - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                                           dissolved on December 31, 2000.
               - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
               - EREIM Managers Corporation was dissolved March 27, 2001.
               - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
               - EVLICO, Inc. was dissolved in 1999.
               - Franconom, Inc. was dissolved on December 4, 2000.
               - GP/EQ Southwest, Inc. was dissolved October 21, 1997
               - HVM Corp. was dissolved on Feb. 16, 1999.
               - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
               - Prime Property Funding, Inc. was dissolved in Feb. 1999.
               - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
               - Six-Pac G.P., Inc. was dissolved July 12,1999
               - Paramount Planners, LLC., a direct subsidiary of  AXA
                 Distribution Holding Corporation, was dissolved on December 5, 2003
               - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
               - ECLL Inc. was dissolved July 15, 2003
               - MONY Realty Partners, Inc. was dissolved February 2005.
               - Wil-Gro, Inc. was dissolved June, 2005.
               - Sagamore Financial LLC was dissolved August 31, 2006.
               - Equitable JVS was dissolved August, 2007.
               - Astor Times Square Corp. dissolved as of April 2007.
               - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
               - PC Landmark, Inc. has been administratively dissolved.
               - EJSVS, Inc. has been administratively dissolved.
               - STCS, Inc. was dissolved on August 15, 2007.
               - AXA Network of Alabama was merged into AXA Network, LLC. on
                 November 18, 2011
               - AXA Network of Connecticut, Maine and New York, LLC was merged into AXA Network, LLC. on November 17, 2011
               - AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
               - AXA Network Insurance Agency of Texas, Inc. was merged into
                 AXA Network, LLC. effective January 1, 2012.
               - AXA Network of Nevada, Inc. was merged into AXA Network, LLC.
                 effective January 1, 2012.
               - Equitable Deal Flow Fund, L.P. dissolved effective December
                 2013.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2017 LISTING A - Equitable Holdings, LLC


                                                                                                      PARENT'S          COMMENTS
                                                    STATE OF    STATE OF                NUMBER OF    PERCENT OF          (E.G.,
                                       TYPE OF     INCORP. OR   PRINCIPAL     FEDERAL    SHARES       OWNERSHIP         BASIS OF
                                     SUBSIDIARY     DOMICILE    OPERATION    TAX ID #    OWNED       OR CONTROL         CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Financial
    Services, LLC (Note 2)
    --------------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance
      Company *
      ------------------------------------------------------------------------------------------------------------------------------
            Equitable Holdings, LLC
            ------------------------------------------------------------------------------------------------------------------------
              Equitable Casualty
              Insurance Company *    Operating       VT             VT       06-1166226    1,000        100.00%
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
              Corporation (See
              Note 4 on Page 2)      Operating       DE             NY       13-3633538      100        100.00%
              ----------------------------------------------------------------------------------------------------------------------
                See Attached Listing B
                --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC  Operating       DE             NY       52-2233674        -        100.00%
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty
              Services, Inc.         Operating       DE             NY       13-3813232    1,000        100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured
              Settlement Corp.
              (See Note 8 on Page 2) Operating       DE             NJ       22-3492811      100        100.00%
              ----------------------------------------------------------------------------------------------------------------------


    * Affiliated Insurer


        Equitable Investment Corp merged into Equitable Holdings, LLC on
          November 30, 1999.
        Equitable Capital Management Corp. became ECMC, LLC on
          November 30, 1999.
        Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
        Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA
          Distributors, LLC.
        AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA
          Distributors, LLC effective November 30, 2011.
        AXA Distributors Insurance Agency, LLC was merged into AXA
          Distributors, LLC effective November 28, 2011.
        AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.
        AXA Distributors Insurance Agency of Texas Inc. LLC was merged into
        AXA Distributors, LLC effective November 29, 2011.
        ELAS Securities Acquisition Corp. was merged into Equitable Holdings,
          LLC effective July 16, 2012

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2017 LISTING B - ALLIANCEBERNSTEIN CORPORATION



                                                                                                     PARENT'S
                                                                                                      PERCENT
                                                                                          NUMBER        OF
                                                     STATE OF    STATE OF                   OF       OWNERSHIP      COMMENTS
                                      TYPE OF       INCORP. OR  PRINCIPAL  FEDERAL        SHARES        OR       (E.G., BASIS OF
                                      SUBSIDIARY     DOMICILE   OPERATION  TAX ID #        OWNED      CONTROL       CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial
    Services, LLC (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life
      Insurance Company*
    --------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein
          Corporation                                    DE         NY          13-3633538                    owns 1% GP interest in
                                                                                                              AllianceBernstein L.P.
                                                                                                              and 100,000 GP units
                                                                                                              in AllianceBernstein
                                                                                                              Holding L.P.
        ----------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein
            Holding L.P.
           (See Note 4 on
            Page 2)                   HCO (NYSE: AB)     DE         NY          13-3434400
          --------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein
            L.P. (See Note 4
            on Page 2)                  Operating        DE         NY          13-4064930
          --------------------------------------------------------------------------------------------------------------------------
            AllianceBernstein
              Investments
              Taiwan Limited            Operating      Taiwan     Taiwan                 -             75.12% AllianceBernstein Hong
                                                                                                              Kong Limited owns
                                                                                                              24.88%
            ------------------------------------------------------------------------------------------------------------------------
            AB Trust Company,
              LLC                       Operating        NH         NY                   -            100.00% Sole member interest
            ------------------------------------------------------------------------------------------------------------------------
            Alliance Capital
              Management LLC               HCO           DE         NY                   -            100.00%
            ------------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Real Estate
                Investments LLC         Operating        DE         NY                   -            100.00% Sole member interest
              ----------------------------------------------------------------------------------------------------------------------
              AB Private Credit
                Investors LLC           Operating        DE         NY          47-1265381            100.00% Sole member interest
              ----------------------------------------------------------------------------------------------------------------------

              AB Custom Alternative
              Investments LLC           Operating        DE         NY                   -            100.00% Sole member interest
                                                                                                              (formerly known as
                                                                                                              RASL)
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                & Co., LLC              Operating        DE         NY          13-4132953            100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Canada) Limited        Operating      Canada     Canada   822155164NP0001            100.00%
              ----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein
              International, LLC           HCO           DE         NY                   -            100.00% Owned by
                                                                                                              AllianceBernstein L.P.
            ------------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Schwiez) GmbH          Operating   Switzerland Switzerland              -            100.00% Owned by
                                                                                                              AllianceBernstein
                                                                                                              International LLC.
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Hong Kong) Limited     Operating    Hong Kong  Hong Kong                -            100.00% Owned by
                                                                                                              AllianceBernstein
                                                                                                              International LLC.
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Holdings Limited           HCO          U.K.       U.K.                  -            100.00% Owned by
                                                                                                              AllianceBernstein
                                                                                                              International LLC.
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Corporation of
                  Delaware                 HCO           DE         NY          13-2778645         10 100.00%
              ----------------------------------------------------------------------------------------------------------------------
                ACAM Trust Company
                  Private Ltd.           Dormant       India      India                  -            100.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  (Argentina) S.R.L.    Operating    Argentina  Argentina                -             99.00% AllianceBernstein
                                                                                                              Oceanic Corporation
                                                                                                              owns 1%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Japan Inc.               HCO           DE       Japan         13-3009358            100.00%
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    Japan Ltd.          Operating                 Japan                  -            100.00%
                  ------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Invest. Manage.
                  Australia Limited     Operating     Australia  Australia               -            100.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Global Derivatives
                  Corp.                 Operating        DE         NY          13-3626546      1,000 100.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Administradora de
                  Carteiras (Brasil)
                  Ltda.                 Operating      Brazil     Brazil                 -             99.00% AllianceBernstein
                                                                                                              Oceanic Corporation
                                                                                                              owns 1%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Holdings (Cayman)
                  Ltd.                     HCO      Cayman Isles Cayman Isles                          100.00%
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    Preferred
                    Limited                HCO          U.K.       U.K.                  -            100.00% Owned by
                                                                                                              AllianceBernstein
                                                                                                              Corporation of
                                                                                                              Delaware
                  ------------------------------------------------------------------------------------------------------------------
                    CPH Capital
                      Fondsmaeglerselskab
                      A/S               Operating     Denmark     Denmark                -             85.70% The remainder owned by
                                                                                                              CPH employees (and is
                                                                                                              scheduled to be
                                                                                                              acquired by AB over
                                                                                                              next four years)
                    ----------------------------------------------------------------------------------------------------------------
                    AB Bernstein
                      Israel Ltd.       Operating      Israel     Israel                 -            100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      Limited           Operating       U.K.       U.K.                  -    250,000 100.00% AB Preferred owns 100%
                                                                                                               of preference shares
                                                                                                              & AB Holdings Limited
                                                                                                              owns 100% of ordinary
                                                                                                              shares
                    ----------------------------------------------------------------------------------------------------------------

                      AB Europe GmbH    Operating               Germany -               100.00%

                    ----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Services
                        Limited         Operating                  U.K.                  -      1,000 100.00%
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Schweiz AG      Operating   Switzerland   Zurich                 -            100.00%
                      --------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      (Luxembourg)
                      S.a.r.l.           Operating      Lux.        Lux.                 -      3,999 100.00% AB Holdings Limited
                                                                                                              owns 79.75% class b
                                                                                                              ordinary & AB
                                                                                                              Preferred owns 20.25%
                                                                                                              preference shares
                    ----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        (France) SAS    Operating                  France                -            100.00%
                      --------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  (Mexico) S. de R.L.
                  de C.V.               Operating      Mexico     Mexico                 -             99.00% AllianceBernstein
                                                                                                              Oceanic Corp. owns 1%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Australia Limited     Operating    Australia   Australia               -             50.00% AB International LLC
                                                                                                              owns the other 50%.
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Canada, Inc.          Operating      Canada     Canada        13-3630460     18,750 100.00%
                --------------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2017 LISTING B - AllianceBernstein Corporation

                                                                                                     PARENT'S
                                                                                                      PERCENT
                                                                                          NUMBER        OF
                                                     STATE OF    STATE OF                   OF       OWNERSHIP      COMMENTS
                                      TYPE OF       INCORP. OR  PRINCIPAL  FEDERAL        SHARES        OR       (E.G., BASIS OF
                                      SUBSIDIARY     DOMICILE   OPERATION  TAX ID #        OWNED      CONTROL       CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services,
    LLC (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance
      Company*
    --------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein Corporation                    DE         NY       13-3633538
        ----------------------------------------------------------------------------------------------------------------------------
                AllianceBernstein L.P.  Operating        DE         NY       13-4064930
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    International LLC       HCO          DE         NY                                 100.00% Owned by
                                                                                                               AllianceBernstein
                                                                                                               L.P.
                  ------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      Corporation
                      of Delaware
                      (Cont'd)              HCO          DE         NY       13-2778645
                    ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Inv. Res.
                            (Proprietary)
                            Limited        Dormant   So Africa   So Africa            -                 80.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            (Singapore)
                            Ltd.         Operating   Singapore   Singapore            -                100.00%
                          ----------------------------------------------------------------------------------------------------------
                          Alliance
                            Capital
                            (Mauritius)
                            Private Ltd.   HCO       Mauritius   Mauritius            -                100.00%
                          ----------------------------------------------------------------------------------------------------------
                              Alliance
                                Capital
                                Asset
                                Man.
                                (India)
                                Private
                                Ltd.      Dormant      India      India              -                  75.00% 3rd party (Ankar
                                                                                                               Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              ------------------------------------------------------------------------------------------------------
                              AllianceBernstein
                                Invest.
                                Res.
                                & Man.
                                (India)
                                 Pvt.   Operating      India      India              -                 100.00%
                              ------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Oceanic
                            Corporation    HCO           DE         NY       13-3441277         1,000  100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Asset
                            Management
                            (Korea)
                            Ltd.        Operating      Korea      Korea              -                 100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Investments,
                            Inc.        Operating        DE         NY       13-3191825           100  100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Investor
                            Services,
                            Inc.        Operating        DE         TX       13-3211780           100  100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Hong Kong
                            Limited     Operating     Hong Kong  Hong Kong            -                100.00%
                          ----------------------------------------------------------------------------------------------------------
                              AB
                                (Shanghai)
                                Investment
                                Consulting
                                Co.,
                                Ltd     Operating      China       China              -                100.00%
                              ------------------------------------------------------------------------------------------------------
                          Sanford C.
                            Bernstein
                            Limited     Operating       U.K.       U.K.               -                100.00%
                          ----------------------------------------------------------------------------------------------------------
                              Sanford C.
                                Bernstein
                                (CREST
                                Nominees)
                                Ltd.    Operating       U.K.       U.K.               -                100.00% Devonshire House, 1
                                                                                                               Mayfair Place
                              ------------------------------------------------------------------------------------------------------
                          W.P. Stewart
                            & Co., LLC. Operating        DE         NY       98-0201080                100.00%
                          ----------------------------------------------------------------------------------------------------------
                              WPS Advisors,
                                LLC.    Operating        DE         NY       13-4008818                100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart
                                Asset
                                Management
                                 Ltd.   Operating        DE         NY       98-0201079                100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart
                                Securities
                                LLC      Dormant         DE         NY       27-2713894                100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart
                                Asset
                                Management
                                (NA),
                                LLC.    Operating        NY         NY       11-2650769                 100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart
                                Fund
                                Management
                                S.A.    Operating    Luxembourg  Luxembourg           -                 100.00%
                              ------------------------------------------------------------------------------------------------------